UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 8, 2005
                                                          --------------


                           PRESSURE BIOSCIENCES, INC.
--------------------------------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)


                                  MASSACHUSETTS
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-21615                                       04-2652826
------------------------                  ------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


321 Manley Street, West Bridgewater, MA                  02379
----------------------------------------              ----------
(Address of Principal Executive Offices)              (Zip Code)


                                 (508) 580-1818
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01         Completion of Acquisition or Disposition of Assets.

On August 9, 2005, Pressure BioSciences, Inc. announced that it had sold 232,792 shares of common stock of VI Technologies, Inc. ("Vitex") in open market transactions during the period July 19, 2005 through August 3, 2005, for approximately $1,771,000 in cash proceeds, net of charges and commission.

The shares of Vitex common stock which were sold represent a portion of the 860,982 shares of Vitex common stock the Company received in March 2005 in connection with the merger between Vitex and Panacos Phamaceuticals, an antiviral drug discovery and development company. The Company continues to hold an additional 628,190 shares of Vitex, and may receive an additional 151,938 shares that are being held in escrow until September 2006 to fund any indemnification claims pursuant to the terms of a merger agreement between Vitex and Panacos Pharmaceuticals.

In late 1999, the Company founded Panacos Pharmaceuticals based on anti-viral technology the Company had been developing since 1992. In November 2000, the Company spun-off a majority of its ownership interest in Panacos Pharmaceuticals to two venture capital firms and retained a passive ownership interest in Panacos.

The Company's press release announcing the above-described transactions is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

Item 9.01         Financial Statements and Exhibits

(b)      Pro Forma Financial Information
         -------------------------------

          PRESSURE BIOSCIENCES INC.                  CONSOLIDATED         ADJUSTMENT          ADJUSTMENT      PRO FORMA BALANCE
  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED      PRESSURE BIOSCIENCES    TO REFLECT          TO REFLECT       SHEET ASSUMING
      BALANCE SHEET AS OF MARCH 31, 2005            INC. AS REPORTED    SALE OF 232,792       EFFECT OF       SHARES SOLD AS OF
                                                    MARCH 31, 2005        VITX SHARES       TAX LIABIITY       MARCH 31, 2005
                                                                     AS OF MARCH 31, 2005  ASSOCIATED WITH
                                                                                             SHARES SOLD
                    ASSETS                                                  (NOTE 1)           (NOTE 2)
                                                   ----------------    ----------------    ----------------    ----------------
CURRENT ASSETS:
   Cash and cash equivalents                       $      4,761,473    $      1,771,533    $           --      $      6,533,006
   Restricted cash                                          101,083                --                          $        101,083
   Accounts receivable, net of allowances
       of $138,147                                           71,945                --                          $         71,945
   Inventories (net)                                        308,239                --                          $        308,239
   Investment in marketable securities                        2,275                                            $          2,275
   Prepaid expenses and other current assets                  3,414                --                          $          3,414
                                                   ----------------    ----------------    ----------------    ----------------
            Total current assets                          5,248,429           1,771,533                --      $      7,019,962
                                                   ----------------    ----------------    ----------------    ----------------

Property and equipment, net                                  42,517                --                          $         42,517
                                                   ----------------    ----------------    ----------------    ----------------

OTHER ASSETS:
   Intangible assets, net                                   462,030                --                          $        462,030
   Assets tranferred under contractural
      arrangment                                          1,404,691                                            $      1,404,691
   Escrow depoist related to sale of assets to
      Seracare                                            1,103,834                                            $      1,103,834
   Income tax receivable                                    197,335                                            $        197,335
   Investments in marketable securuites                   3,059,018            (700,515)               --      $      2,358,503
                                                   ----------------    ----------------    ----------------    ----------------
          Total other assets                              6,226,908            (700,515)               --      $      5,526,393
                                                   ----------------    ----------------    ----------------    ----------------
          TOTAL ASSETS                             $     11,517,854    $      1,071,018    $           --      $     12,588,872
                                                   ================    ================    ================    ================

       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                $        126,986    $           --      $           --               126,986
   Accrued employee compensation                             41,851                                                      41,851
   Accrued legal / audit                                    121,994                                                     121,994
   Accrued Seracre liabilities                              153,269                                                     153,269
   Other accrued expenses                                   102,660                                                     102,660
   Income taxes payable                                     175,011                --               668,277             843,288
   Liabilities related to discontinued
      operations                                             81,747                                                      81,747
                                                   ----------------    ----------------    ----------------    ----------------
          Total current liabilities                         803,518                --               668,277           1,471,795

LONG-TERM LIABILITIES:
   Liabilities from discontinued operations                  34,000                --                                    34,000
   Deferred tax liability                                   951,233            (217,619)               --               733,614
   Liabilities tranferred under contractural
      arrangment                                            943,218                --                                   943,218
                                                   ----------------    ----------------    ----------------    ----------------
Total Long Term Liabilities                               1,928,451            (217,619)               --             1,710,832
                                                   ----------------    ----------------    ----------------    ----------------
          Total liabilities                               2,731,970            (217,619)            668,277           3,182,627
                                                   ----------------    ----------------    ----------------    ----------------

STOCKHOLDERS' EQUITY:
   Common stock, $.01 par value; 20,000,000 shares
       authorized, 2,424,189 outstanding at
       March 31, 2005                                        24,241                --                                    24,241
   Additional paid-in capital                             6,027,020                --                                 6,027,020
   Loan receivable and accrued interest from
       Director / CEO                                    (1,152,206)               --                                (1,152,206)
   Accumulated other comprehensive income                 2,098,608            (480,581)               --             1,618,027
   Retained Earnings                                      1,788,221           1,769,219            (668,277)          2,889,163
                                                   ----------------    ----------------    ----------------    ----------------
          Total stockholders' equity                      8,785,884           1,288,638            (668,277)          9,406,245
                                                   ----------------    ----------------    ----------------    ----------------
   TOTAL LIABILITIES & STOCKHOLDERS' EQUITY        $     11,517,854    $      1,071,019    $           --            12,588,872
                                                   ================    ================    ================    ================


FOOTNOTES:

The pro forma adjustments to the unaudited pro forma condensed consolidated financial statements assume these transactions occurred on March 31, 2005 as follows:

1. Adjustment to reflect sale of 232,792 shares of VI Technolgies shares sold at average price of approximately $7.60 per share net of expenses

2. Establish current tax liability related to the shares sold. Tax basis per share approximately $0.775.

          PRESSURE BIOSCIENCES INC.                  CONSOLIDATED         ADJUSTMENT          ADJUSTMENT       PRO FORMA TOTAL
  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED      PRESSURE BIOSCIENCES    TO REFLECT          TO REFLECT          ASSUMING
          STATEMENTS OF OPERATIONS                  INC. AS REPORTED    SALE OF 232,792       EFFECT OF          SHARES SOLD
    FOR THE QUARTER ENDED MARCH 31, 2005            MARCH 31, 2005        VITX SHARES       TAX LIABIITY         AS ADJUSTED
                                                                                           ASSOCIATED WITH
                                                                                             SHARES SOLD
                    ASSETS                                                  (NOTE 1)           (NOTE 2)
                                                   ----------------    ----------------    ----------------    ----------------
REVENUE:
     PCT Products, services, other                 $          2,630                  --    $             --    $          2,630
     Grant Revenues                                              --                  --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
Total revenue                                                 2,630                  --                  --               2,630
                                                   ----------------    ----------------    ----------------    ----------------

COSTS AND EXPENSES:
Cost of PCT products and services                             6,521                  --                  --               6,521
Research and development                                    103,028                  --                  --             103,028
Selling and marketing                                        15,260                  --                  --              15,260
General and administrative                                  308,888                  --                  --             308,888
                                                   ----------------    ----------------    ----------------    ----------------
Total operating costs and expenses                          433,697                  --                  --             433,697
                                                   ----------------    ----------------    ----------------    ----------------

Operating income (loss)                                    (431,067)                 --                  --            (431,067)

Other operating credits and (charges) net,                 (235,352)                 --                                (235,352)

Net Interest Expense (income)                                78,932                  --                  --              78,932
                                                   ----------------    ----------------    ----------------    ----------------

Loss from continuing operations before
      income taxes                                         (587,487)                 --                  --            (587,487)

Realized gain on sale of VI Technolgies
      investment (net of expenses)                               --           1,769,219                               1,769,219

Income tax benefit  / (provision)                           199,746                                (668,277)           (468,531)

                                                   ----------------    ----------------    ----------------    ----------------
Income / (loss) from continuing operations         $       (387,741)   $      1,769,219    $       (668,277)            713,201

Discontinued operations :
Income from discontinued operations (net
   of income tax benefit of $2,411)                $          4,679    $             --    $             --    $          4,679


Net  loss                                          $       (383,062)   $      1,769,219    $       (668,277)   $        717,880

Loss per share from continuing operations          $          (0.08)                                           $           0.15
basic & diluted

Income per share from discontinued                 $           0.00                                            $           0.00
operations, basic & diluted

Net loss  per share, basic & diluted               $          (0.08)                                           $           0.15

Weighted average number of shares used to
     calculate per share (loss) / income                  4,649,052                                                   4,649,052


NOTES:

The pro forma adjustments to the unaudited pro forma condensed consolidated financial statements assume these transactions occurred on January 1, 2005.

1. Reflect sale of 232,792 shares of VI Technolgies shares sold at average price of approximately $7.60 per share net of expenses.

2. Establish tax liability related to the shares sold. Tax basis per share approximately $0.775 per share.


        PRESSURE BIOSCIENCES INC.                       CONSOLIDATED         ADJUSTMENT          ADJUSTMENT         PRO FORMA
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED               PRESSURE            TO REFLECT          TO REFLECT           TOTAL
          STATEMENT OF OPERATIONS                       BIOSCIENCES           SALE OF            EFFECT OF         AS ADJUSTED
   FOR THE YEAR ENDED DECEMBER 31, 2004               INC. AS REPORTED      232,792 VITX        TAX LIABIITY
                                                      DECEMBER 31, 2004        SHARES            ASSOCIATED
                                                                                                 WITH SHARES
                                                                              (NOTE 1)          SOLD (NOTE 2)
                                                      ----------------    ----------------    ----------------    ----------------
REVENUE:
  Grant Revenues                                      $        393,306    $             --                  --    $        393,306
  PCT Products, services, other                                 19,310                  --                  --              19,310
  All Other                                                         --
                                                      ----------------    ----------------    ----------------    ----------------
Total revenue                                                  412,616                  --                  --             412,616
                                                      ----------------    ----------------    ----------------    ----------------
COSTS AND EXPENSES:
Cost of products & services                                    183,579                  --                  --             183,579
Cost of services                                               388,744                  --                  --             388,744

Research and development                                       419,936                  --                  --             419,936
Acquired research and development                                                       --                  --                  --
Selling and marketing                                          194,612                                                     194,612
General and administrative                                   1,617,976                  --                  --           1,617,976
Stock based compensation                                            --
                                                      ----------------    ----------------    ----------------    ----------------
Total operating costs and expenses                           2,804,847                  --                  --           2,804,847
                                                      ----------------    ----------------    ----------------    ----------------

Operating loss from continuing operations                   (2,392,231)                 --                  --          (2,392,231)

Other operating credits and (charges) net,                    (442,611)                 --                  --            (442,611)

Net interest income / (expense)                                151,576           1,769,219                               1,920,795
                                                      ----------------    ----------------    ----------------    ----------------

Loss from continuing operations before income taxes         (2,683,266)                                     --          (2,683,266)

Realized gain on sale of VI Technologies
  investment (net of expenses)                                                   1,769,219                               1,769,219

Income tax benefit  / (provision)                              941,350    $             --            (668,277)            273,073
                                                      ----------------    ----------------    ----------------    ----------------
Loss from continuing operations                             (1,741,916)          1,769,219            (668,277)           (640,974)

Discontinued operations:
Income / (loss)  from discontinued operations
 (net of income tax benefit of $58,467)                       (113,196)                                                   (113,196)

Gain on sale of net assets related to
 discontinued operations
 (net of income taxes of $4,354,809 in 2004)          $     14,567,697                                                  14,567,697
                                                      ----------------    ----------------    ----------------    ----------------

Net income from discontinued operations                     14,454,501                                                  14,454,501


Net  income / (loss)                                  $     12,712,585    $      1,769,219    $       (668,277)   $     13,813,527
                                                      ================    ================    ================    ================

Loss per share from continuing operations
basic & diluted                                       $          (0.25)                                           $          (0.09)

Income per share from discontinued
operations, basic & diluted                           $           2.11                                            $           2.11

Net income /  (loss) per share, basic & diluted       $           1.86                                            $           2.02

Weighted average number of shares used to
calculate per share income / (loss) per share                6,850,380                                                   6,850,380

NOTES:

The pro forma adjustments to the unaudited pro forma condensed consolidated financial statements assume these transactions occurred on January 1, 2004.

1. Reflect sale of 232,792 shares of VI Technolgies sold at average price of approximately $7.60 per share net of expenses.

2. Establish tax liability related to the shares sold. Tax basis per share approximately $0.775 per share.


(c)      Exhibits
         --------

         Exhibit
         Number            Exhibit Description
         ------            -------------------

         99.1              Press Release dated August 9, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 10, 2005            PRESSURE BIOSCIENCES, INC.



                                  By: /s/ RICHARD T. SCHUMACHER
                                      ------------------------------------------
                                      Richard T. Schumacher, President and Chief
                                      Executive Officer

                                  Exhibit Index
                                  -------------


Exhibit
Number            Exhibit Description
------            -------------------

99.1              Press Release dated August 9, 2005